UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DASEKE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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13389_Daseke_Notice REV1 You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. c/o Continental Stock Transfer & Trust Co. 1 State Street, New York NY 10004 Daseke, Inc. 15455 Dallas Parkway, Suite 550 Addison, TX 75001 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on August 20, 2019 Dear Shareholder, The 2019 Annual Meeting of Shareholders of Daseke, Inc. will be held at the Addison Conference Centre, 15650 Addison Road, Addison, TX 75001, on Tuesday, August 20, 2019, at 2:00 PM(Central time). Proposals to be considered at the Annual Meeting: (1) To consider and act upon a proposal to elect to the Company’s Board of Directors 3 persons nominated by the Board of Directors; To consider and act upon a proposal to ratify the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the 2019 fiscal year; ending Dec 31, 2019; To consider and act upon the proposal to approve, on an advisory basis, the executive compensation of the Company’s named executive officers; To consider and act upon the proposal to approve, on an advisory basis, the frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers; and To address such other matters as may properly come before the 2019 annual meeting or any adjournment or postponement thereof. (2) (3) (4) (5) The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, “FOR” Proposal 2 and 3, and “ONE YEAR” under Proposal 4. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. CONTROL NUMBER The Proxy Materials are available for review at: http://www.cstproxy.com/daseke/2019 Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. *Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

13389_Daseke_Notice REV1 15455 Dallas Parkway, Suite 550 Addison, TX 75001 Important Notice Regarding the Availability of Proxy Materials For the 2019 Annual Meeting of Shareholders to be Held On Tuesday, August 20, 2019 The following Proxy Materials are available to you to review at: http://www.cstproxy.com/daseke/2019 - - - - the Company’s Annual Report for the year ended December 31, 2018 the Company’s 2019 Proxy Statement. the Proxy Card. any amendments to the foregoing materials that are required to be furnished to shareholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before August 3, 2019 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to http://www.cstproxy.com/daseke/2019 or or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 20, 2019

DASEKE, INC.

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: June 24, 2019
Date: August 20, 2019 **Time:** 2:00 PM CDT
Location: Addison Conference Centre
15650 Addison Road
Addison, TX 75001

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000426367_2 R1.0.1.18 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use 1. Form 10-K2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 06, 2019 to facilitate timely delivery.

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Don R. Daseke 02 Daniel J. Hennessey 03 Mark Sinclair The Board of Directors recommends you vote FOR the following proposal(s): 2. Ratification of independent registered public accounting firm. 3. Approval, on an advisory basis, of the executive compensation of the Company's named executive officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. Approval, on an advisory basis, of the frequency for holding future advisory votes to approve the compensation of the Company's named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. xxxxxxxxxx Cusip Envelope # # of # Sequence # 0000426367_3 R1.0.1.18 Broadridge Internal Use Only xxxxxxxxxx Job # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000426367_4 R1.0.1.18

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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